UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

AiRWA INC.

(Exact name of registrant as specified in its charter)

N/A

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROXY STATEMENT/PROSPECTUS SUPPLEMENT
(to Proxy Statement/Prospectus dated April 6, 2026)

This proxy supplement (this “Proxy Supplement”), dated as of April 8, 2026, amends and supplements the proxy card included in the proxy statement of AiRWA Inc. (the “Company”), dated April 6, 2026 (the “Proxy Statement”), that was previously mailed to stockholders of the Company on or about April 6, 2026, in connection with the Company’s annual meeting of stockholders scheduled to be held on April 17, 2026. The proxy card accompanying the Proxy Statement contained incorrect language with respect to Proposal 3. A corrected proxy card is attached hereto.

This Proxy Supplement does not contain complete information about the Company. You should read this Proxy Supplement together with the Proxy Statement and the annexes thereto, as well as the documents incorporated by reference therein, before making a voting decision.

AiRWA INC.
74 E. GLENWOOD AVE., SUITE 320
SMYRNA, DE 19977

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 16, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/YYAI2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 16, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V94802-P48497 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AiRWA INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect five directors to serve until our next annual meeting of Shareholders or until their successor is duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Thomas Tarala
02) Hongyu Zhou
03) Chenlong Liu
04) Hai Bin Cui
05) Bini Zhu

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. To ratify the appointment of Enrome LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2026.	☐	☐	☐
3. To approve the amendment to the 2026 AiRWA Share Incentive Plan (formerly the 2020 Slinger Bag Inc. Global Share Incentive Plan) (the "2026 Plan") to increase the number of shares available for issuance to 3,500,000 shares and to insert an "evergreen" provision that allows for an annual increase in the number of shares available for issuance under the 2026 Plan to be added on the first day of each fiscal year through and including 2030 in an amount equal to 8% of the number of shares of our common stock outstanding on the immediately preceding April 30 or such lesser amount determined by our Board or the compensation committee of the board of directors of the Company.	☐	☐	☐
4. To approve one or more reverse stock splits of our common stock over the course of the next two years at a ratio within a range of 1-for-40 to 1-for-800 (each, a "Reverse Stock Split"), with the Board or its delegated authorized persons to set the specific ratio and determine the date each the Reverse Stock Split to be effective.	☐	☐	☐
5. To approve, on an advisory basis, the compensation paid to our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS for the following proposal:

	1 Year	2 Years	3 Years	Abstain
6. To approve, on an advisory basis, the frequency of future shareholder advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
7. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V94803-P48497

AiRWA INC.
Annual Meeting of Shareholders
April 17, 2026 10:00 a.m. EDT
This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) Thomas Tarala, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AiRWA INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at www.virtualshareholdermeeting.com/YYAI2026, at 10:00 a.m. EDT, on April 17, 2026, via live webcast, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side